Exhibit 10.1

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

August 19, 2011

among

GENESIS ENERGY, L.P.,

as the Borrower

and

The Lenders Party Hereto

BNP PARIBAS,

as Administrative Agent,

BANK OF AMERICA, N.A. AND BANK OF MONTREAL,

as Co-Syndication Agents,

and

U.S. BANK NATIONAL ASSOCIATION,

as Documentation Agent

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of August 19, 2011, is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Existing Lenders”) and the additional lenders party hereto (the “New Lenders”, and together with the Existing Lenders, the “Lenders”).

R E C I T A L S

A.            The Borrower, the Existing Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Second Amended and Restated Credit Agreement dated as of June 29, 2010, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of November 17, 2010 (the “Existing Credit Agreement” and as further amended from time to time, the “Credit Agreement”), pursuant to which the Existing Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrower.

B.             The parties hereto wish to add the New Lenders as “Lenders” under the Credit Agreement.

C.             The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Existing Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Second Amendment refer to articles and sections of the Credit Agreement.

As used in this Second Amendment, the following terms have the meaning specified below:

“Additional Committed Amounts” means the Additional Existing Lender Committed Amounts and the Committed Amounts of the New Lenders.

“Additional Existing Lender Committed Amount” means, with respect to an Existing Lender, an amount equal to (i) such Existing Lender’s Committed Amount as of the Second Amendment Effective Date minus (ii) such Existing Lender’s Committed Amount immediately prior to the Second Amendment Effective Date.

“Amendment Fee” means a fee payable to the Administrative Agent for the account of each Existing Lender in an amount equal to 0.25% of each such Existing Lender’s Committed Amount immediately prior to the Second Amendment Effective Date.

“New Lender Participation Fee” means a fee payable to the Administrative Agent for the account of each New Lender in an amount equal to 0.50% of each such New Lender’s Committed Amount as of the Second Amendment Effective Date.

“Participation Fee” means a fee payable to the Administrative Agent for the account of each Existing Lender in an amount equal to 0.25% of each such Existing Lender’s Additional Existing Lender Committed Amount as of the Second Amendment Effective Date.

“Permitted Releases” means the release by the Administrative Agent of the Lien of the Secured Parties on the Sterling Assets and the Wharton and Duval County Properties.

“Second Amendment Effective Date” has the meaning assigned to such term in Section 5 hereof.

“Sterling Assets” means assets of the Borrower or any Restricted Subsidiary subject to the Sterling Terminaling Agreement.

“Sterling Terminaling Agreement” means that certain Crude Oil Terminaling Agreement dated effective as of March 24, 2011 by and between Texas City Crude Oil Terminal, LLC and Sterling Chemicals, Inc., as amended, amended and restated, supplemented or otherwise modified from time to time, including as such agreement may be modified by any additional transaction documents related thereto after the Second Amendment Effective Date.

“Wharton and Duval County Properties” means non-operational Property of Genesis Natural Gas Pipeline, L.P. located in Wharton County, Texas and Duval County, Texas.

Section 2.               Amendments to Credit Agreement.

2.1            Amendments to Section 1.01 (Defined Terms).

(a)            The definition of “Agreement” is hereby amended by adding the words "and the Second Amendment," after the words "this Second Amended and Restated Credit Agreement, as further amended by the First Amendment".

(b)            The definition of “Adjusted Consolidated EBITDA” is hereby amended by (i) adding the words “, the Organic Joint Venture and the Exempted Joint Venture” after the words “the CHOPS Joint Venture” in the parenthetical and the embedded parenthetical in the second parenthetical in clause (a) of the first paragraph thereof and (ii) adding the words “or with respect to the Organic Joint Venture” after both instances of the words “any of its Restricted Subsidiaries” in the first sentence of the second paragraph thereof.

(c)            The definition of “Applicable Margin” is hereby amended by deleting the Pricing Grid therefrom and replacing it with the following:

Pricing Grid
Level	Consolidated Leverage Ratio	LIBOR Margin	Base Rate Margin	Unused Fee on Committed Amount
I	≤ 3.00 to 1.00	2.00%	1.00%	0.375%
II	> 3.00 to 1.00 but ≤ 3.50 to 1.00	2.25%	1.25%	0.375%
III	> 3.50 to 1.00 but ≤ 4.00 to 1.00	2.50%	1.50%	0.375%
IV	> 4.00 to 1.00 but ≤ 4.50 to 1.00	2.75%	1.75%	0.500%
V	> 4.50 to 1.00	3.00%	2.00%	0.500%

(d)            The definition of “Change in Control” is hereby amended and restated in its entirety to read as follows:

“Change in Control” means the occurrence of any of the following events: (a) the Borrower and the Restricted Subsidiaries (other than Restricted Subsidiaries that are Controlled, or directly or indirectly owned (in whole or in part), by the OLP) shall cease to be the sole legal or beneficial owners (within the meaning of Rule 13d-3 under the Exchange Act) of 100% of the limited partnership interests of the OLP (including all securities which are convertible into limited partner interests), or (b) the General Partner shall cease to be the sole general partner of the Borrower or shall cease to be a Wholly Owned Subsidiary of the Borrower, or (c) the Continuing Directors shall cease to collectively constitute a majority of the members of the board of directors of the General Partner, or (d) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Investor Group, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 40% or more of the equity securities of the Borrower entitled to vote for members of either Applicable Board on a fully diluted basis, or (e) any Restricted Subsidiary that is a partnership shall cease to have as its general partner either the General Partner, the Borrower or a Restricted Subsidiary, or (f) any change in control or similar event shall occur under the terms of any indenture, note agreement or other agreement governing any outstanding Material Indebtedness permitted by Section 6.01(j) that results in an “event of default” under such Indebtedness, such Indebtedness becoming due and payable before its maturity, or such Indebtedness being subject to a repurchase, retirement or redemption right or option (whether or not exercised).

(e)            The definition of “Committed Amount” is hereby amended and restated in its entirety to read as follows:

“Committed Amount” means, with respect to each Lender, the amount of the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder at any given time. A Lender’s Committed Amount may be (a) increased from time to time pursuant to Section 2.05(c), (b) reduced from time to time pursuant to Section 2.05(b) or 2.09, or (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The amount of each Lender’s Committed Amount as of the Second Amendment Effective Date is set forth on Schedule 2.01. The aggregate Committed Amounts as of the Second Amendment Effective Date shall be $775,000,000.

(f)             The definition of “Consolidated EBITDA” is hereby amended by deleting clause (viii) in its entirety and replacing it with the following:

“(viii) any Transaction Costs, provided, however that Transaction Costs added back to Consolidated Net Income during the term of this Agreement pursuant to this clause (viii) shall in no event exceed 15 % of Adjusted Consolidated EBITDA for any applicable period (as adjusted on a Pro Forma Basis to reflect the CHOPS Joint Venture Investment, the Exempted Joint Venture Investment and the FMT Acquisition).”

(g)            The definition of “Excluded Property” is hereby amended by (i) adding the words “(i) such marine vessels are acquired pursuant to the FMT Acquisition or (ii)” after the words “after the Effective Date if” in clause (c) thereof, (ii) deleting the word “and” before clause (f) thereof and replacing it with a comma, and (iii) adding the following to the end of such definition: “and (g) the Sterling Assets to the extent the fair market value thereof does not exceed $15,000,000, the Permitted JV Accounts and the Wharton and Duval County Properties.

(h)            The definition of “Inventory Financing Sublimit Amount” is hereby amended by replacing “$75,000,000” with “$125,000,000”.

(i)             The definition of “Material Agreement” is hereby amended by adding the words “the NEJD Transaction Documents,” after the words “by the SEC,”.

(j)             The definition of “Pro Forma Basis” is hereby amended by (i) adding the words “or a Joint Venture” after each instance of the words “Unrestricted Subsidiary,” (ii) deleting the phrase “Acquisition that constitutes a Substantial Transaction” in clause (iv) thereof and replacing such phrase with “any Substantial Transaction that is not a Divestiture” and (iii) replacing the word “Acquisition” with “Substantial Transaction” in each place it appears in clause (iv) thereof.

(k)            The definition of “Substantial Transaction” is hereby amended by adding the words “or a Joint Venture” after the words “Unrestricted Subsidiary”.

(l)             The definition of “Transaction Costs” is hereby amended and restated in its entirety to read as follows:

"Transaction Costs" means any legal, professional and advisory fees or other transaction costs and expenses paid (whether or not incurred) by the Borrower or any Restricted Subsidiary in connection with (i) the FMT Acquisition, (ii) any issuance of Equity Interests to finance the FMT Acquisition, (iii) the CHOPS Joint Venture Investment, (iv) any incurrence of Indebtedness or Disqualified Equity or any issuance of other equity securities to finance, or to refinance Indebtedness or Disqualified Equity incurred to finance, the CHOPS Joint Venture Investment, (v) the Exempted Joint Venture Investment, or (vi) any Planned Reorganization, in each case as permitted under this Agreement.

(m)           The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:

“Applicable Board” means (a) the board of directors of the General Partner, but only if such board has responsibility for governing the Borrower or (b) the board of directors of the Borrower, but only if such board has responsibility for governing the Borrower.

“Exempted Joint Venture” means a Joint Venture that is acquired from an independent international energy company as contemplated by the Borrower on or about the Second Amendment Effective Date.

“Exempted Joint Venture Investment” means the Acquisition of Equity Interests in the Exempted Joint Venture.

“FMT Acquisition” means the Acquisition by GEL Marine, LLC of the black oil barge transportation business of Florida Marine Transporters, Inc. (“FMT”) and certain of its affiliates pursuant to the Purchase and Sale Agreement, dated June 24, 2011, by and among GEL Marine, LLC, FMT, FMT Heavy Oil Transportation, LLC, FMT Industries, L.L.C., JAR Assets, Inc., Pasentine Family Enterprises, LLC and PBC Management, Inc., including, for the sake of clarity, the acquisition of the vessels subject to the Bareboat Subcharter dated August 9, 2011 by and between FMT and GEL Marine, LLC.

“Organic Joint Venture” means a construction project associated with and expanding the operations of an existing Joint Venture of the Borrower, as contemplated by the Borrower on or about the Second Amendment Effective Date.

“Permitted JV Accounts” means accounts of Borrower or any Restricted Subsidiary used solely for the purpose of managing funds with respect to (i) the operations of a Joint Venture or (ii) a joint marketing agreement in connection with an unincorporated business venture.

 “Second Amendment” means the Second Amendment to Second Amended and Restated Credit Agreement, dated as of August 19, 2011, among the Borrower, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“Sterling Assets” has the meaning assigned to such term in the Second Amendment.

“Wharton and Duval County Properties” has the meaning assigned to such term in the Second Amendment.

2.2            Amendments to Section 2.05 (Committed Amount).

(a)            Section 2.05(a) is hereby amended by deleting the first sentence thereof in its entirety and by replacing it with the following:

“As of the Second Amendment Effective Date, the aggregate Committed Amounts shall be $775,000,000.”

(b)            Section 2.05(c)(i) is hereby amended by replacing “$125,000,000” with “225,000,000”.

2.3            Amendment to Section 3.06 (Properties). Section 3.06 is hereby amended by deleting the words “or NEJD SPE 2” from subsection (a) thereof.

2.4            Amendment to Section 3.15 (Material Agreements). Section 3.15 is hereby amended by replacing each instance of the words “its Restricted Subsidiaries” with “the Relevant Parties” in the third sentence thereof.

2.5            Amendments to Section 5.01 (Financial Statements; Ratings Change and Other Information).

(a)            Section 5.01(a) is hereby amended by deleting clause (ii) thereof in its entirety and replacing it with the following:

“(ii) the unaudited consolidated balance sheet and related statements of operations of the Borrower as of the end of and for such year with separate columns indicating amounts attributable to all Unrestricted Subsidiaries;”

(b)            Section 5.01(b) is hereby amended by deleting clause (ii) thereof in its entirety and replacing it with the following:

“(ii) the unaudited consolidated balance sheet as of the end of such fiscal quarter and the unaudited consolidated statements of operations for such fiscal quarter and the then-elapsed portion of the fiscal year with separate columns indicating amounts attributable to all Unrestricted Subsidiaries;”

(c)            Section 5.01(c) is hereby deleted in its entirety and replaced with “[Reserved]”.

(d)            Section 5.01(k) is hereby deleted in its entirety and replaced with “[Reserved]”.

(e)            Section 5.01(m) is hereby amended by replacing the words “Restricted Subsidiary” with “Relevant Party”.

2.6            Amendment to Section 5.05 (Material Agreements). Section 5.05 is hereby amended by adding the words “and, in the case of clauses (a) and (b), NEJD SPE 2” after the words “Restricted Subsidiaries”.

2.7            Amendment to Section 6.01 (Indebtedness and Disqualified Equity). Section 6.01 is hereby amended by replacing “$5,000,000” with “$10,000,000” in subsection (l) thereof.

2.8            Amendments to Section 6.03 (Fundamental Changes; Limitations on Business).

(a)            Section 6.03(a) is hereby amended by (i) replacing the words “Relevant Party” with “Borrower Party”, (ii) deleting the words “or NEJD SPE 2” after the words “(taken as a whole)” and (iii) in each instance deleting the words “(other than in respect of NEJD SPE 2)”.

(b)            Section 6.03(e) is hereby deleted in its entirety.

2.9            Amendment to Section 6.04 (Investments, Loans, Advances, and Guarantees). Section 6.04 is hereby amended by replacing “$5,000,000” with “$35,000,000” in subsection (p) thereof.

2.10          Amendment to Section 6.09 (Transactions with Affiliates). Section 6.09 is hereby amended by deleting the phrase “; provided, that the Borrower Parties shall have delivered to the Administrative Agent (i) evidence of the approval of such transaction by the conflicts committee or a majority of the independent directors of the board of directors of the General Partner, in the case of any such transaction with a value of $25,000,000 or more, or (ii) an officer’s certificate duly executed by a Responsible Officer of the Borrower and reasonably satisfactory to the Administrative Agent, in the case of any such transaction with a value equal to or greater than $10,000,000 and less than $25,000,000” from clause (a) thereof.

2.11          Amendment to Section 6.11 (Limitation on Modifications of Material Agreements). Section 6.11 is hereby amended by deleting the words “or any NEJD Transaction Document” after the words “Material Agreement” in clause (a) thereof.

2.12          Amendments to Section 6.18 (Control Agreements). Section 6.18 is hereby amended by deleting the proviso therein and replacing it with the following:

provided, that the Permitted JV Accounts shall not be subject to the requirements of this Section 6.18, and the Borrower Parties shall be permitted to maintain other operating accounts not subject to the requirements of this Section 6.18 if the aggregate balance of such other operating accounts does not exceed $5,000,000 at any time (collectively, the “Excluded Accounts”).

2.13          Amendments to Section 7.01 (Events of Default).

(a)            Section 7.01(e) is hereby amended by replacing the words “Borrower Party” with “Relevant Party”.

(b)            Section 7.01(k) is hereby amended by replacing “$10,000,000” with “3% of Consolidated Net Tangible Assets as of the most recent delivery of financial statements pursuant to Section 5.01(a) or Section 5.01(b)”.

(c)            Section 7.01(l) is hereby amended by replacing the “$5,000,000” with “3% of Consolidated Net Tangible Assets as of the most recent delivery of financial statements pursuant to Section 5.01(a) or Section 5.01(b)”.

(d)            Section 7.01(r), (s) and (t), and the parenthetical immediately following Section 7.01(t), are hereby deleted in their entirety.

2.14          Amendment to Section 9.12 (Collateral Matters).

(a)            Section 9.12(a) is hereby amended and restated in its entirety to read as follows:

“(a)            Each Lender authorizes and directs the Administrative Agent to enter into the Security Documents for the benefit of the Lenders and the other Secured Parties. Each Lender hereby agrees, and each holder of any Loan or Committed Amount (or any note evidencing a Loan) by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Security Documents and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Administrative Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Security Documents.”

(b)            Section 9.12(b) is hereby amended by (1) deleting the words “or the NEJD Intercompany Collateral” immediately preceding clause (i) thereof, (2) deleting the words “or the NEJD Intercompany Security Documents” in clause (iv) thereof and (3) deleting the words “or NEJD Intercompany Collateral” in the last sentence thereof.

(c)            Section 9.12(c) is hereby amended by (i) deleting the words “or the NEJD Intercompany Collateral” after the word “Collateral”, (ii) deleting in each instance the words “or the NEJD Intercompany Security Documents” and (iii) deleting the words “and the NEJD Intercompany Collateral” after the word “Collateral”.

2.15          Amendment to Schedule 2.01 to Credit Agreement. Schedule 2.01 of the Credit Agreement is hereby replaced in its entirety by the attached Schedule 2.01.

2.16          Authorization to Execute Releases. The Lenders hereby irrevocably authorize the Administrative Agent to take any action necessary or advisable to consummate the Permitted Releases.

Section 3.               Committed Amounts.

3.1            Confirmation of Committed Amounts. As of the Second Amendment Effective Date pursuant to Section 5 below, each Lender’s Committed Amount shall be the amount set forth on the attached Schedule 2.01. The aggregate Committed Amounts as of the Second Amendment Effective Date shall be $775,000,000.

3.2            Assignments and Purchases; Loans. On the Second Amendment Effective Date, (i) each of the Existing Lenders shall assign to each of the New Lenders (and each of the Existing Lenders with an Additional Existing Lender Committed Amount, as applicable), and each of the New Lenders (and each of the Existing Lenders with an Additional Existing Lender Committed Amount, as applicable) shall purchase from each of the Existing Lenders, at the principal amount thereof, such interests in the outstanding Loans and participations in Letters of Credit outstanding on the Second Amendment Effective Date that will result in, after giving effect to all such assignments and purchases, such Loans and participations in Letters of Credit being held by the Existing Lenders and the New Lenders ratably in accordance with their Committed Amounts after giving effect to the addition of the Additional Committed Amounts hereby; (ii) each Additional Committed Amount shall be deemed, for all purposes, a Committed Amount and each Loan made thereunder shall be deemed, for all purposes, a Loan and have the same terms as any existing Loan and (iii) each New Lender shall become a Lender with respect to the Loans and all matters relating thereto.

Section 4.               Addition of the New Lenders.

4.1            Confirmation; Appointment. Each New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement and the other Loan Documents; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; (iii) designates and appoints BNP Paribas as Administrative Agent of such New Lender under the Credit Agreement and the other Loan Documents, and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto; (iv) designates and appoints the Arrangers in their capacity as such under the Credit Agreement and the other Loan Documents, and irrevocably authorizes the Arrangers, in such capacity, to take such action on its behalf under the provisions of the Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Arrangers by the terms of the Credit Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement or any other Loan Document are required to be performed by it as Lender.

4.2            Notices. For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as set forth below its signature below.

4.3            Taxes. For each New Lender that is a Foreign Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to Section 2.17(e) of the Credit Agreement.

Section 5.               Conditions Precedent. This Second Amendment shall not become effective until the date (the "Second Amendment Effective Date") on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement):

5.1            Counterparts. The Administrative Agent shall have received from the Lenders and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment.

5.2            Reaffirmation Agreement. The Administrative Agent shall have received a reaffirmation agreement in form and substance satisfactory to the Administrative Agent, executed and delivered by each of the Borrower Parties with respect to its obligations and the Liens granted by it under the Security Documents.

5.3            Promissory Notes. The Administrative Agent shall have received a duly executed promissory note, dated the date hereof, payable to each Lender that has requested a promissory note pursuant to Section 2.10(e) of the Credit Agreement in a principal amount equal to such Lender’s Committed Amount.

5.4            Opinion. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of Akin Gump Strauss Hauer & Feld LLP, counsel for the Borrower Parties, covering such matters relating to the Borrower Parties, this Second Amendment, the Loan Documents and the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

5.5            Resolutions. The Administrative Agent shall have received the following, in each case in form and substance satisfactory to the Administrative Agent and its counsel: (i) resolutions of the board of directors or similar governing body of each Borrower Party, NEJD SPE 2 or the General Partner or a Borrower Party’s general partner approving and authorizing the execution, delivery and performance of this Second Amendment and any other Loan Documents executed or delivered on the Second Amendment Effective Date to which such Borrower Party, NEJD SPE 2 or the General Partner is a party or by which its assets may be bound, certified as of the Second Amendment Effective Date by its secretary or any assistant secretary as being in full force and effect without modification or amendment; and (ii) such other documents as the Administrative Agent may reasonably request.

5.6            Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement and certifying compliance with Section 3.17 of the Credit Agreement as of the Second Amendment Effective Date after giving effect to the Loans hereunder made on the Second Amendment Effective Date.

5.7            Fees. The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, as applicable, the Amendment Fee, the Participation Fee and the New Lender Participation Fee, and, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.8            Consents and Approvals. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower either (i) attaching copies of all consents, licenses and approvals required or, in the discretion of the Administrative Agent, advisable in connection with the execution, delivery and performance by and the validity against each Borrower Party and the General Partner of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (ii) stating that no such consents, licenses or approvals are so required.

5.9            Amendments to Security Documents. The Administrative Agent shall have received any applicable amendments to (i) the Guarantee and Collateral Agreement, (ii) all necessary financing statements, (iii) existing Mortgages reflecting the increase in the Committed Amounts, as applicable, and (iv) any other Security Documents reasonably requested by the Administrative Agent for the creation, continuation and perfection of Liens in favor of the Secured Parties as contemplated by the Loan Documents, in each case, duly completed and executed (as applicable) in sufficient number of counterparts and in proper form for recording, if necessary, and for perfecting Liens in favor of the Secured Parties on the Collateral covered thereby and in form and substance satisfactory to the Administrative Agent. Notwithstanding any contrary provision in this Section 5.9 or this Second Amendment, Borrower shall have seven (7) Business Days from the Second Amendment Effective Date (which such period may be extended by the Administrative Agent in its sole discretion) to deliver to the Administrative Agent any applicable amendments to the existing Mortgages as otherwise required by this Section 5.9 together with any legal opinions reasonably requested by the Administrative Agent.

5.10          Recording Expenses. The Borrower and the Subsidiaries shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Security Documents or amendments thereto to be recorded on or about the Second Amendment Effective Date.

5.11          Financial Statements. The Administrative Agent shall have received pro forma financial statements (giving effect to the Borrowing Base Certificate dated July 8, 2011) for the Borrower and its Subsidiaries for the fiscal quarter ending June 30, 2011, which shall show compliance on a Pro Forma Basis with the financial covenants set forth in Section 6.15 of the Credit Agreement and shall be otherwise reasonably acceptable to the Arrangers.

5.12          Financial Projections. The Arrangers shall have received financial projections of the Borrower and its Restricted Subsidiaries, including cash distributions expected from Joint Ventures and Unrestricted Subsidiaries, through the Maturity Date, which shall show compliance on a Pro Forma Basis with the financial covenants set forth in Section 6.15 of the Credit Agreement and shall be otherwise reasonably acceptable to the Arrangers.

5.13          Patriot Act. The Borrower Parties shall have provided the documentation and other information to the Lenders that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Anti-Terrorism Laws.

5.14          Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

Section 6.               Miscellaneous.

6.1            Confirmation. The provisions of the Loan Documents, as amended by this Second Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Second Amendment.

6.2            Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Second Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date as supplemented or subject to such qualifications as are set forth in the applicable Schedule(s) as of the Second Amendment Effective Date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Second Amendment, no Default will have occurred and be continuing.

6.3            Loan Document. This Second Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are "Loan Documents" as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

6.4            Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6.5            NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6            GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:

GENESIS ENERGY, L.P.
By:	GENESIS ENERGY, LLC, its general partner

By:	/s/ Robert V. Deere
Name:	Robert V. Deere
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

BNP PARIBAS, as Administrative Agent and a Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

By:	/s/ Matt Turner
Name:	Matt Turner
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

BNP PARIBAS SECURITIES CORP., as Joint Lead Arranger and Joint Bookrunner

By:	/s/ Brian S. Hunnicutt
Name:	Brian S. Hunnicutt
Title:	Managing Director

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC., as Joint Lead Arranger and Joint Bookrunner

By:	/s/ Jeffrey Bloomquist
Name:	Jeffrey Bloomquist
Title:	Managing Director

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A. as Syndication Agent and a Lender

By:	/s/ Christopher T. Renyi
Name:	Christopher T. Renyi
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

BMO CAPITAL MARKETS, as Joint Lead Arranger and Joint Bookrunner

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

BANK OF MONTREAL, as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Monte E. Deckerd
Name:	Monte E. Deckerd
Title:	Senior Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Director

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Real
Name:	Michael Real
Title:	Director

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Charles W. Patterson
Name:	Charles Patterson
Title:	Senior Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

COMPASS BANK, as a Lender

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

UBS Loan Finance LLC, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Senior Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

Citibank, N.A., as a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement]

Trustmark National Bank, as a Lender

By:	/s/ Michael N. Oakes
Name:	Michael N. Oakes
Title:	Senior Vice President

SCHEDULE 2.01
Committed Amounts

Name of Lender	Committed Amount

BNP Paribas	$74,000,000.00

Bank of America, N.A.	$74,000,000.00

Bank of Montreal	$74,000,000.00

Wells Fargo Bank, National Association	$59,000,000.00

Deutsche Bank Trust Company Americas	$59,000,000.00

Royal Bank of Canada	$59,000,000.00

UBS Loan Finance LLC	$59,000,000.00

Citibank, N.A.	$59,000,000.00

The Bank of Nova Scotia	$59,000,000.00

Regions Bank	$59,000,000.00

U.S. Bank National Association	$55,000,000.00

Compass Bank	$40,000,000.00

Amegy Bank National Association	$30,000,000.00

Trustmark National Bank	$15,000,000.00

Total	$775,000,000.00